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                                                                   EXHIBIT 11(b)

                         Consent of Independent Auditors


         We consent to the reference to our firm under the caption "Auditors" in the Statement of Additional Information for the Small Cap Growth Fund in this Post-Effective Amendment No. 32 to the Registration Statement (Form N-1A No. 33-488/811-4416) of the Armada Funds.


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 10, 1997